EXHIBIT 4.26
FIRST SUPPLEMENTAL INDENTURE
dated as of May 4, 2011
among
K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
The Other Guarantors Party Hereto
and
WILMINGTON TRUST COMPANY
as Trustee

10⅝% Senior Secured Notes due 2016

     THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), entered into as of May 4, 2011 (the “Additional Securities Issue Date”), among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (the “Company”), each of the other guarantors listed on Schedule I hereto (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) and Wilmington Trust Company, a Delaware banking corporation, as Trustee (the “Trustee”).
RECITALS
     WHEREAS, the Issuer, the Company, the subsidiary guarantors party thereto and the Trustee entered into an indenture, dated as of October 20, 2009 (the “Indenture”), providing for the issuance of the Issuer’s 105/8% Senior Secured Notes due 2016 (the “Notes”), initially in the aggregate principal amount of $785,000,000;
     WHEREAS, the issuance and sale of Additional Notes in the aggregate principal amount of $12,000,000 (the “Additional Securities”) and the execution and delivery of this First Supplemental Indenture have been authorized by resolutions adopted by the Board of Directors of the Issuer and all things necessary to make this First Supplemental Indenture a valid agreement of the Issuer, in accordance with its terms, have been done, and the Issuer has done all things necessary to make the Additional Securities, when duly issued and executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer as hereinafter provided;
     WHEREAS, the guarantees of the Additional Securities and the execution and delivery of this First Supplemental Indenture by the Company and the Subsidiary Guarantors have been duly authorized by the Boards of Directors of the Company and such Subsidiary Guarantors (or the ultimate managing member or sole member of such Subsidiary Guarantors, as applicable) and all things necessary to make this First Supplemental Indenture a valid agreement of each Guarantor, in accordance with its terms, have been done, and each Guarantor has done all things necessary to make the Guarantees of the Additional Securities when duly issued and executed by each Guarantor and when the Additional Securities have been authenticated and delivered by the Trustee, the valid obligation of such Guarantor as hereinafter provided;
     WHEREAS, Sections 2.02 and 9.01 of the Indenture provide that the Issuer, the Company, the Subsidiary Guarantors and the Trustee are authorized to execute and delivery this First Supplemental Indenture to provide for the issuance of the Additional Securities without notice to or the consent of any Holder;
     WHEREAS, the Issuer and the Company have complied with all conditions precedent provided for in the Indenture relating to this First Supplemental Indenture;

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     WHEREAS, the Additional Securities and the Notes shall vote together and shall be treated as a single class for all purposes under the Indenture (as supplemented by this First Supplemental Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase); and
     WHEREAS, the Issuer and the Company have requested that the Trustee execute and deliver this First Supplemental Indenture.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Additional Securities as follows:
     Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
     Section 2. The following terms relating to the Additional Securities are hereby established:
     (a) The aggregate principal amount of the Additional Securities that may be authenticated and delivered under this First Supplemental Indenture shall be $12,000,000.
     (b) The issue price of the Additional Securities shall be 105.500% of the aggregate principal amount of the Additional Securities plus accrued interest from April 15, 2011 to the Additional Securities Issue Date, and the issuance date of the Additional Securities shall be the Additional Securities Issue Date. The date from which interest shall accrue on the Additional Securities shall be April 15, 2011.
     (c) The Additional Securities shall have the other terms set forth in the form of global note attached hereto as Exhibit A and shall be issued as one or more Global Notes.
     (d) The Additional Securities shall be considered Additional Notes issued pursuant to Section 2.02 of the Indenture.
     Section 3. The Additional Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Additional Securities shall be executed on behalf of each of the Issuer, the Company and the Subsidiary Guarantors and authenticated by the Trustee pursuant to Section 2.02 of the Indenture.
     Section 4. The Issuer and each Guarantor shall take all appropriate steps to cause the Liens on all their property (other than Excluded Property) to be

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perfected first-priority liens (subject to Permitted Liens) with respect to the Additional Securities, pursuant to, and to the extent required by, the Security Documents and the Indenture as supplemented by this First Supplemental Indenture. Without limiting the generality of the foregoing, as soon as commercially reasonable following the Additional Securities Issue Date, but in no event later than 120 days following the Additional Securities Issue Date, the Issuer and each Guarantor shall execute and deliver to the Trustee, and cause to be recorded, one or more mortgage amendments or modifications in any jurisdiction where local counsel in such jurisdiction advises that without recording amendments or modification in the real property records, the Additional Securities will not be secured by the existing mortgage(s) recorded in such jurisdiction, together with Opinions of Counsel delivered to the Trustee in respect of the enforceability and validity of such amendments or modifications (as applicable) addressing customary matters (and containing customary exceptions). The Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest.
     Section 5. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
     Section 6. This First Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
     Section 7. This First Supplemental Indenture is an amendment supplemental to the Indenture (as amended and supplemented to the date hereof) and the Indenture and this First Supplemental Indenture will henceforth be read together.
     Section 8. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.
     Section 9. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision of this First Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this First Supplemental Indenture is executed, the provision required by said Act shall control.
     Section 10. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the Subsidiary Guarantors.
[Signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President Finance and Treasurer

On behalf of each of the entities listed on Schedule I hereto
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President Finance and Treasurer

WILMINGTON TRUST COMPANY, as Trustee
By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Financial Services Officer

[Signature page to First Supplemental Indenture]

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SCHEDULE I
Subsidiary Guarantors
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN NATIONAL TITLE AGENCY, LLC
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS LLC
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ALMOND ESTATES, LLC
K. HOVNANIAN AT ANDALUSIA, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BENSALEM, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG, L.L.C.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARLSBAD, LLC
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE V, L.L.C.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT EWING II, L.L.C.
K. HOVNANIAN AT FAIR OAKS, L.L.C.
K. HOVNANIAN AT FIDDYMENT RANCH, LLC
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FRANKLIN II, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GILROY, LLC
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GRIDLEY, LLC
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HOWELL, L.L.C.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LA PAZ, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LANDMARK, LLC
K. HOVNANIAN AT LARKSPUR, LLC
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LEE SQUARE, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LIVE OAK II, LLC
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MANTECA, LLC
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE, LLC
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, LLC
K. HOVNANIAN AT MONTVALE II, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT POSITANO, LLC
K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO 79, LLC
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RIVERCREST, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SANTA FE SPRINGS, LLC
K. HOVNANIAN AT SANTA NELLA, LLC
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SHELDON GROVE, LLC
K. HOVNANIAN AT SHREWSBURY, LLC
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SIERRA ESTATES, LLC
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK II, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STANTON, LLC
K. HOVNANIAN AT STATION SQUARE, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT SUNRIDGE PARK, LLC
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE CLIFFS, LLC
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, LLC
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WATERSTONE, LLC
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M&M AT CHESTERFIELD, LLC
M&M AT CRESCENT COURT, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
RIDGEMORE UTILITY, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE HIGHLANDS CONDOMINIUMS AT METROSQUARE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC.
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

EXHIBIT A
[FACE OF NOTE]
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ANY OF ITS SUBSIDIARIES OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED. TRANSFERS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
     THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH NOTE BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO K. HOVNANIAN ENTERPRISES, INC. AT THE FOLLOWING ADDRESS: 110 WEST FRONT STREET, P.O. BOX 500, RED BANK, NEW JERSEY 07701, ATTENTION: CORPORATE CONTROLLER.

K. HOVNANIAN ENTERPRISES, INC.
10⅝% Senior Secured Notes Due 2016

CUSIP No.: 442488BH4

No. 3	$12,000,000, or such other amount as is provided in the schedule of exchanges of interests in global notes attached hereto
     K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of TWELVE MILLION DOLLARS ($12,000,000), or such other amount as is provided in the schedule of exchanges of interests in global notes attached hereto, on October 15, 2016.
     Interest Rate: 10⅝% per annum.
     Interest Payment Dates: April 15 and October 15, commencing October 15, 2011.
     Record Dates: April 1 and October 1.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.
     Dated: May 4, 2011

K. HOVNANIAN ENTERPRISES, INC.
By:
Name:
Title:

     Trustee’s Certificate of Authentication
     This is one of the 10⅝% Senior Secured Notes Due 2016 described in the Indenture referred to in this Note.

WILMINGTON TRUST COMPANY, as Trustee
By:
Authorized Signatory

[REVERSE SIDE OF NOTE]

K. HOVNANIAN ENTERPRISES, INC.

10⅝% Senior Secured Notes Due 2016
     Capitalized terms used herein are used as defined in the Indenture referred to below unless otherwise indicated.
1. Principal and Interest.
     K. Hovnanian Enterprises, Inc. (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), a California corporation, promises to pay the principal of this Note on October 15, 2016.
     The Issuer promises to pay interest on the principal amount of this Note on each interest payment date, as set forth on the face of this Note, at the rate of 10⅝% per annum.
     Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the April 1 or October 1 immediately preceding the interest payment date) on each interest payment date, commencing October 15, 2011.
     Interest on this Note will accrue from the most recent date to which interest has been paid on this Note or the Note surrendered in exchange for this Note (or, if there is no existing default in the payment of interest and if this Note is authenticated between a regular record date and the next interest payment date, from such interest payment date) or, if no interest has been paid, from April 15, 2011. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2. Paying Agent and Registrar.
     Initially, Wilmington Trust Company (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may change or appoint any Paying Agent, Registrar or co-Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.
3. Indenture; Liens; Guarantees.
     This is one of the Notes issued under an Indenture dated as of October 20, 2009, among the Issuer, the Guarantors party thereto and the Trustee (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture dated as of May 4, 2011, among the Issuer, the Guarantors party thereto and the Trustee (the “First Supplemental Indenture” and, together with the Base

Indenture, the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.
     The Notes are general obligations of the Issuer, secured by first-priority Liens on the Collateral as described in the Indenture and the Security Documents. The Base Indenture limits the original aggregate principal amount of the Notes issued thereunder to $785,000,000, and the First Supplemental Indenture limits the aggregate principal amount of the Notes issued thereunder to $12,000,000, but Additional Notes may be issued pursuant to the Indenture (subject to the conditions stated therein), and the Notes issued as of the date hereof and all such Additional Notes vote together for all purposes as a single class. This Note is guaranteed by the Guarantors as set forth in the Indenture and the Guarantee endorsed hereon.
     Reference is hereby made to the Indenture for a statement of the respective rights, duties and obligations thereunder of the Issuer, the Guarantors, the Trustee and the Holders.
4. Optional Redemption; Redemption with Proceeds of Equity Offering.
     At any time and from time to time on or after October 15, 2012, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to the percentage of principal amount set forth below plus accrued and unpaid interest and Additional Interest thereon, if any, to the applicable redemption date.

Year	Percentage
October 15, 2012	107.969%
October 15, 2013	105.313%
October 15, 2014	102.656%
October 15, 2015 and thereafter	100.000%
     At any time and from time to time prior to October 15, 2012, the Issuer may redeem Notes with the net cash proceeds received by the Issuer from any Equity Offering at a redemption price equal to 110.625% of the principal amount plus accrued and unpaid interest to the redemption date, in an aggregate principal amount for all such redemptions not to exceed 35% of the original aggregate principal amount of the Notes (including Additional Notes), provided that:
(i) in each case the redemption takes place not later than 60 days after the closing of the related Equity Offering, and

(ii) not less than 65% of the original aggregate principal amount of the Notes (including Additional Notes) remains outstanding immediately thereafter.
     If less than all of the Notes are to be redeemed at any time, the Trustee will select Notes for redemption on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem appropriate and fair.
     No Notes of $2,000 in original principal amount or less shall be redeemed in part. Notices of redemption may not be conditional.
     If any Note is to be redeemed in part only, the notice of redemption that relates to that Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion of the original Note will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.
5. Repurchase Provisions.
     If a Change of Control occurs, each Holder shall have the right, at such Holder’s option, to require the Issuer to purchase all or any part (equal to $2,000 principal amount or any multiple of $1,000 in excess thereof of such Holder’s Notes on a date that is no later than 90 days after notice of the Change of Control, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date of repurchase as provided in, and subject to the terms of, the Indenture.
6. Mandatory Redemption.
     There is no sinking fund for, or mandatory redemption of, the Notes.
7. Discharge and Defeasance.
     If the Issuer deposits with the Trustee money and/or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, interest and Additional Interest, if any, and accrued interest on the Notes to redemption or maturity, as the case may be, the Issuer, the Company and the Guarantors may in certain circumstances be discharged from the Indenture, the Notes, the Guarantees and the Security Documents or may be discharged from certain of their obligations under certain provisions of the Indenture.
8. Registered Form; Denominations; Transfer; Exchange.
     The Notes are in registered form only without coupons in denominations of $2,000 principal amount and any multiple of $1,000 in excess thereof. A

Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of, or exchange any Note or certain portions of a Note.
9. Persons Deemed Owners.
     The registered Holder of this Note shall be treated as the owner of it for all purposes.
10. Defaults and Remedies.
     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable immediately. If a bankruptcy or insolvency default with respect to the Issuer or the Company occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies.
11. Amendment, Supplement and Waiver.
     Subject to certain exceptions, the Indenture, the Notes, the Guarantees and the Security Documents may be amended or supplemented, or future compliance therewith may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company, the Issuer, the Guarantors and the Trustee, and with respect to the Security Documents, the Collateral Agent and Wilmington Trust Company (as Mortgage Tax Collateral Agent), may amend or supplement the Indenture, the Notes, the Guarantees or the Security Documents to, among other things, cure any ambiguity, defect or inconsistency or if such amendment or supplement does not adversely affect the legal rights of any Holder.
12. Trustee Dealings With Issuer.
     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates, with the same rights as if it were not Trustee; however, if it acquires any conflicting interest (as defined in the Trust Indenture Act), it must eliminate such conflict, apply to the Commission for permission to continue or resign.

13. No Recourse Against Others.
     An incorporator, and any past, present or future director, officer, partner, employee or stockholder, as such, of the Issuer, the Company or the Guarantors shall not have any liability for any obligations of the Issuer, the Company or the Guarantors under the Notes, the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
14. Governing Law.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
15. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.
16. Authentication.
     This Note is not valid until the Trustee (or Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.
17. Abbreviations.
     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).
     The Issuer will furnish a copy of the Indenture to any Holder upon written request and without charge.

[FORM OF TRANSFER NOTICE]
FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Social Security or Taxpayer Identification No.

Please print or typewrite name and address, including zip code, of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer this Note on the books of the Issuer with full power of substitution in the premises.

Dated:	Signed:

(sign exactly as name appears on the other side of this Note)

Signature Guarantee[1]:

[1]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE
     If you wish to have all of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.12 of the Indenture, check the box: 9
     If you wish to have a portion of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.12 of the Indenture, state the amount (in original principal amount) below:
     $____________________.
Date:____________
Your Signature:__________________________
(Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:2 _____________________________

[2]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL NOTES
     The following exchanges of a part of this Global Note for Certificated Notes or an interest in another Global Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Principal amount
	Amount of	Amount of	of this Global Note
	decrease in	increase in	following such	Signature of
	principal amount	principal amount	decrease or	authorized officer
Date of Exchange	of this Global Note	of this Global Note	increase	of Trustee

GUARANTEE
     The undersigned (the “Guarantors”) have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the “Guarantee”) (i) the due and punctual payment of the principal of and interest and Additional Interest, if any, on the Issuer’s 105/8% Senior Secured Notes due 2016 (the “Notes”), whether at maturity or on an interest payment date, by acceleration or otherwise, on the Notes, to the extent lawful, and of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article 6 of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.
     No past, present or future stockholder, officer, director, employee, partner or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee evidenced hereby by reason of such person’s status as stockholder, officer, director, employee, partner or incorporator. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.
     Each Holder of a Note by accepting a Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.
     The Guarantee evidenced hereby shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.
     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

HOVNANIAN ENTERPRISES, INC.
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN NATIONAL TITLE AGENCY, LLC
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS LLC
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ALMOND ESTATES, LLC
K. HOVNANIAN AT ANDALUSIA, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BENSALEM, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG, L.L.C.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE V, L.L.C.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT EWING II, L.L.C.
K. HOVNANIAN AT FAIR OAKS, L.L.C.
K. HOVNANIAN AT FIDDYMENT RANCH, LLC
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FRANKLIN II, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY, LLC
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GRIDLEY, LLC
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HOWELL, L.L.C.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LA PAZ, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LANDMARK, LLC
K. HOVNANIAN AT LARKSPUR, LLC
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LEE SQUARE, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LIVE OAK II, LLC
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MANTECA, LLC
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE, LLC
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, LLC
K. HOVNANIAN AT MONTVALE II, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT POSITANO, LLC
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO 79, LLC
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RIVERCREST, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC

K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SANTA FE SPRINGS, LLC
K. HOVNANIAN AT SANTA NELLA, LLC
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SHELDON GROVE, LLC
K. HOVNANIAN AT SHREWSBURY, LLC
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SIERRA ESTATES, LLC
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK II, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STANTON, LLC
K. HOVNANIAN AT STATION SQUARE, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT SUNRIDGE PARK, LLC
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE CLIFFS, LLC
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, LLC
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WATERSTONE, LLC
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M&M AT CHESTERFIELD, LLC
M&M AT CRESCENT COURT, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.

PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
RIDGEMORE UTILITY, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE HIGHLANDS CONDOMINIUMS AT METROSQUARE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC.
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

By:
Name:
	Title:	Authorized Officer

This Guarantee relates to K. Hovnanian’s 10⅝% Senior Secured Notes due 2016— CUSIP No.: 442488BH4